UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934

Date of Report: September 22, 2005

                          DALECO RESOURCES CORPORATION
               (Exact name of registrant as specified in Charter)
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
         Nevada                                  0-12214                                23-2860734
---------------------------------         ---------------------------      -----------------------------------------
(State or other jurisdiction                 (Commission File No)           (IRS Employee Identification No.)
      of Incorporation)
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            120 North Church Street, West Chester, Pennsylvania 19380
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 610-429-0181

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

      On September 21, 2005, the Registrant closed a private placement offering for 6,500,000 shares of the Registrant's Common Stock pursuant to an Exemption under Section 506 of Regulation D. The Offering was for Units consisting of 20,000 shares of Common Stock at $.25 per share plus warrants for the Registrant's Common Stock. The Investors are entitled to Warrants for one share of Common Stock for each two (2) share of Common Stock purchased pursuant to the Offering in the first year after the purchase of the Common Stock ("Participation Warrants") and Contingent Warrants for one share of Common Stock for each two (2) shares of Common Stock purchased pursuant to the Offering in the second year after the purchase of the Common Stock and the exercise of the Participation Warrants ("Contingent Warrants"). The price per Unit was $5,000 with a minimum purchase of five (5) Units ($25,000).

      The Common Stock issued under the Offering and upon the exercise of the Warrants will be unregistered, will bear a restrictive legend and is subject to certain piggyback registration rights and demand registration rights.

      The proceeds of the Offering, $1,625,000 will be used to satisfy the Registrant's obligation to retire its Class A Preferred Stock (See "Kane Litigation", footnote 14(a) to the Registrant's Annual Report of Form 10-KSB for the period ending September 30, 2004 and footnote 14(a) to the Company's quarterly report for the period ending June 30, 2005) and for general working capital.

      The Offering was sold exclusively by officers and directors of the registrant. As such, no commissions were paid. All Investors are accredited investors and were required to execute a subscription document attesting to that fact. The Investors were both existing shareholders of the Registrant and new Investors.

      The total gross proceeds of the Offering was $1, 625,000. Legal fees of $12,000 were paid to counsel for the Registrant.

      Reference is made to the Company's filing on Form D, filed on September 22, 2005.

Exhibits:

      None.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Daleco Resources Corporation
                                                    ----------------------------
                                                           (Registrant)

Date:  September 22, 2005
                                                    /s/ Gary J. Novinskie
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                                                    Gary J. Novinskie, President